SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ABSS, CORP.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

     [ ]  Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.: 3) Filing Party: 4) Date
          Filed:

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                                   ABSS, Corp.
                                385 Freeport, #1
                                Sparks, NV 89431
                                  917-981-4569

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 2004

Notice is hereby given that the Annual Meeting of Shareholders of ABSS, Corp., a Delaware corporation (the "Company"), will be held at 3:00 p.m. Pacific Standard Time on Friday, May 7, 2004, at 580 Grand Ave., 2nd Floor, Oakland, CA 94610 for the following purposes:

     1. To elect three (3) directors to the Board of Directors for the ensuing year;
     2.   To change name of the Company to NT Holding Corp.;
     3.   To re-incorporate the domicile of the Company from Delaware to Nevada;
     4.   To approve the engagement of independent auditors, Madsen &
          Associates;
     5. To approve increase in authorized shares from twenty (20) million to one hundred (100) million;
     6.   To approve the Company's Employee Stock Option Plan;
     7. To approve a 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) of the Company's issued and outstanding shares of Common Stock; and
     8. To consider and act upon such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 12, 2004 as the record date for determining the shareholders entitled to notice of, and to vote at the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Annual Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Annual Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.


                       By Order of the Board of Directors,

                       ANDRE TODD, Director and Secretary


Sparks, Nevada
April 2, 2004


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                                   ABSS, Corp.
                                385 Freeport, #1
                                Sparks, NV 89431
                                  917-981-4569


                                 PROXY STATEMENT
                                  April 2, 2004

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 2004

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of ABSS, Corp., a Delaware corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 3:00 p.m. Pacific Standard Time on Friday, May 7, 2004 at 580 Grand Ave., 2nd Floor, Oakland, CA 94610 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about April 12, 2004. The Company's principal executive office is located at 385 Freeport, #1, Sparks, Nevada 89431.

You may revoke the proxy at any time prior to its use by delivering a written notice to the Secretary of the Company, by executing a later-dated proxy or by attending the meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the meeting in accordance with the specifications made by you thereon, or, in the absence of such specifications for, the election of directors nominated herein for one year.

Holders of record of shares of Common Stock, par value $.01 per share, ("Common Stock") of the Company at the close of business on April 12, 2004, will be entitled to one vote per share. The Common Stock will be voted together as one class. On April 2, 2004 there are approximately 11,812,745 outstanding shares of Common Stock of the Company. Other than the Common Stock, there are no other outstanding voting securities outstanding.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by each director and officer, by nominees for directors of the Company, and by all directors and executive officers of the Company as a group:

NAMES AND ADDRESS OF
DIRECTORS, OFFICERS, AND                  NUMBER OF             PERCENT
5% SHAREHOLDERS                           SHARES OWNED          OF CLASS
---------------                           ------------          --------

Alan Lew                                    4,226,000                35%

Aaron Etra(*)                                  50,000               0.6%

Andre Todd(*)                                       0                 0%

Communications Holding Corp. (*)            4,000,000                33%

* Mr. Etra and Mr. Todd are Directors of Communications Holding Corp. which owns 4,000,000 shares of the Company's common stock.

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PROPOSALS FOR SHAREHOLDER APPROVAL

The following material sets forth eight proposals. The current Board of Directors controls the voting of approximately 8,276,000 shares of Common Stock or 70.05%% of the shares issued and outstanding and entitled to vote. The Directors intend to vote all of their shares in favor of each proposal.

                                  PROPOSAL #1:
                 APPOINTMENT OF THREE DIRECTORS FOR ABSS, CORP.

         Proposal #1 is to elect our new Board of Directors which will consist of three directors to hold office until the next annual meeting of our shareholders or until their respective successors are elected and qualified.

         The Company's By-Laws state that there shall not be less than three directors or more than fifteen. In accordance with the By-Laws of the Company, vacancies will be filled by the affirmative vote of a majority of the remaining directors who shall serve until their respective successors are duly elected at next year's annual meeting. If any nominees declines to serve or becomes unavailable for any reason, or if any vacancy occurs before the election (although the Company knows of no reason that this would occur), the proxies may be voted for such substitute nominees as the Company may designate.

                         BOARD OF DIRECTORS AND OFFICERS

      Our operations are managed under the broad supervision and direction of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies.

      Sets forth below are the names, ages, and positions of the Directors and Executive Officers of the Company.

NAME                           AGE         POSITION
----                           ---         --------

Alan Lew                       31          Director, CEO, CFO, President
Aaron Etra                     62          Director
Andre Todd                     40          Director and Secretary

The following is a biographical summary of our directors and officers:

ALAN LEW is the Director and President of the Company since July 2003. Mr. Lew has vast experience and contacts in the biotechnology industry. He was most recently a Clinical Site Manager with Pfizer, Inc. At Pfizer, Inc., part of his responsibilities included monitoring and locating new physicians for investigational trials. Mr. Lew has also worked for Memorial Sloan-Kettering Hospital (New York), Acorda Therapeutics and Pharmacia.

AARON ETRA is the Director of the Company since 2003. Mr. Etra is an attorney and counselor at law specializing in commercial, corporate, tax and personal law. Mr. Etra has an extensive background in real estate, having been the past President of Investors & Developers Associates, Inc., which develops commercial, residential and industrial properties in the United States. Mr. Etra's extensive professional and community memberships includes: NY City Bar Association, Real Estate Board of New York, Chairman of Committee on African Affairs-Council on International Affairs, World Council of Peoples for the U.N., U.N. Representative to the Mexican Academy of International Law, as well as several other various Bar Associations and charitable organizations. Mr. Etra holds a Bachelor of Arts degree in Political Science and Economics from Yale University, Juris Doctor (J.D.) from Columbia University, and LLM from New York University.

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

ANDRE TODD is the Secretary and Director of the Company since September 2003. Mr. Todd's experience includes capital markets, technical analysis and operations for trading departments. Mr. Todd is a Vice President of Goldman Associates, a research entity providing technical analysis and testing models for day traders. He had also been employed at Bear Stearns. Mr. Todd holds a Bachelors degree from Oregon State University, where he was a linebacker on the football team.

         Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the three nominees of the Board named above. If a quorum is present and voting, the three nominees for director receiving the highest number of votes will be elected as directors. Abstentions and "broker non-votes" will not have any effect on the outcome of this proposal.

      The Board recommends a vote "For" the election of all of the nominees named above.

                                   PROPOSAL #2
                TO CHANGE NAME OF THE COMPANY TO NT HOLDING CORP.

         Proposal #2 is to change name of the Company to NT Holding Corp. The Company believes it would best reflect the new direction of the Company.

      The Board recommends a vote "For" changing the name of the Company to
                                NT Holding Corp.

                                   PROPOSAL #3
      TO RE-INCORPORATE THE DOMICILE OF THE COMPANY FROM DELAWARE TO NEVADA

         Proposal #5 is to re-incorporate the domicile of the Company from Delaware to Nevada. The Company believes it would be cost effective to change the domicile to State of Nevada.

         The Board recommends a vote "For" re-incorporation of the Company's domicile from Delaware to Nevada.

                                   Proposal #4
     TO RATIFY THE ENGAGEMENT OF INDEPENDENT AUDITORS, MADSEN & ASSOCIATES.

         Proposal #4 is to ratify the engagement of independent auditors, Madsen & Associates. The Company believes that Madsen & Associates will perform their auditing and other related functions in an expeditious and efficient manner.

          The Board recommends a vote "For" approving the engagement of Independent Auditors, Madsen & Associates.

                                   Proposal #5
   TO APPROVE INCREASE IN AUTHORIZED COMMON SHARES FROM TWENTY (20) MILLION TO
                            ONE HUNDRED (100) MILLION

         Proposal #5 is to approve an amendment to the Company's articles of incorporation to increase the authorized shares from twenty (20) million shares of common stock to one hundred (100) million shares of common stock. The Company believes that in order to grow by acquisition, the Company must have more authorized shares at its disposal. Additional shares are needed in order to accept infusion of capital and other contribution to the Company.

     The Board recommends a vote "For" increasing the authorized shares from twenty (20) million shares of common stock to one hundred (100) million shares of common stock.

                                   Proposal #6
               TO APPROVE THE COMPANY'S EMPLOYEE STOCK OPTION PLAN

     Proposal #6 is to approve the Company's Employee Stock Option Plan. (the "Plan") . The Plan is intended to assist the Company and any entity which controls, is controlled by, or is under common control with the Company in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors and in compensating such indiviudlas by enabling them to participate in the future success of the Company and and to associate their interests with those of the Company and its stockholders.

     The Board recommends a vote "For" the Company's Employee Stock Option Plan.

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                                   Proposal #7
    TO APPROVE A 1-4 REVERSE SPLIT OF THE COMPANY'S OUTSTANDING COMMON SHARES

     Proposal #7 is to approve a 1-4 reverse split of the Company's issued and outstanding shares. The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

     The Board recommends a vote "For" a 1-4 reverse split of the Company's issued and outstanding shares of common stock.

                                   Proposal #8
          TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY
                             COME BEFORE THE MEETING

         Proposal #8 to give the authority to the Board of Directors to consider and act upon such other business as may properly come before the meeting. The Company believes that it is in the shareholders best interest to allow the Board of Directors to conduct normal day-to-day business decisions as they see fit.

         The Board recommends a vote "For" giving the authority to the Board of Directors to consider and act upon such other business as may properly come before the meeting.



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


                                   ABSS, CORP.

                         Annual Meeting of Shareholders

                                   May 7, 2004
                         3:00 p.m. Pacific Standard Time

                              You May Vote by Mail
                       (see instructions on reverse side)

                             YOUR VOTE IS IMPORTANT

                                      PROXY
                                   ABSS, CORP.

This Proxy is Solicited on Behalf of the Board of Directors.

Alan Lew with the power of substitution, is hereby authorized to represent the undersigned at the Special Meeting of Shareholders of ABSS, Corp. to be held in 580 Grand Ave., 2nd Floor, Oakland, CA 94610, at 3:00 p.m., Pacific Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

       TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

[SEE REVERSE]    CONTINUED AND TO BE SIGNED ON REVERSE SIDE      [SEE REVERSE]
[    SIDE   ]                                                    [    SIDE   ]

















                                   DETACH HERE



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[ X ] Please mark votes as in this sample.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" THESE MATTERS.

FOR     AGAINST

                  1. To re-elect (3) directors to the Board of Directors for the ensuing year

[  ]    [   ]              (a) Alan Lew
[  ]    [   ]              (b) Aaron Etra
[  ]    [   ]              (c) Andre Todd;

[  ]    [   ]     2.       To change name of the Company to NT Holding Corp.;

[  ]    [   ]     3.       To re-incorporate the domicile of the Company from
                           Delaware to Nevada;

[  ]    [   ]     4.       To approve the engagement of independent auditors,
                           Madsen & Associates;

[  ]    [   ]     5.       To approve an amendment to the Company's articles of
                           incorporation increasing the authorized shares of the Company from twenty (20) million shares of common stock to one hundred (100) million shares of common stock; and

[  ]    [   ]     6.       To approve the Company's Employee Stock Option Plan;

[  ]    [   ]     7.       To approve a 1-4 reverse split of the Company's
                           issued and outstanding common shares.

[  ]    [   ]     8.       To consider and act upon such other business as may
                           properly come before the meeting.




MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:                                   Date:
          ----------------------------------       ------------------------

Signature:                                   Date:
          ----------------------------------       ------------------------